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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of earliest event reported): April 27, 2001

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                              TRICORD SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)


           Delaware                  0-21366                 41-1590621
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(State of or other jurisdiction    (Commission            (I.R.S. Employer
        of incorporation)          File Number)          Identification No.)


       2905 Northwest Boulevard, Suite 20,
              Plymouth, Minnesota                         55441
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    (Address of principal executive offices)           (zip code)


       Registrant's telephone number, including area code: (763) 557-9005


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ITEM 5.  OTHER

On April 27, 2001, Tricord Systems, Inc. (the "Company") issued a press release announcing immediate availability of its Lunar Flare(TM) NAS server appliance, now shipping in limited availability to customers and channel partners. A copy of the press release is attached hereto as Exhibit 99.1, the text of which is incorporated by reference herein.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       TRICORD SYSTEMS, INC.


Dated:   April 27, 2001                By /s/ Steven E. Opdahl
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                                          Steven E. Opdahl
                                          Chief Financial Officer



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                                INDEX TO EXHIBITS


Exhibit              Item                                                          Method of Filing
-------              ----                                                          ----------------
99.1                 Press Release dated April 27, 2001, announcing immediate      Filed herewith electronically
                     availability of Lunar Flare(TM)NAS server appliance, now
                     shipping in limited availability to customers and channel
                     partners